LVIP BlackRock Equity Dividend RPM Fund Supplement Dated October 1, 2014 to the Prospectus and Summary Prospectus (dated May 1, 2014), and the Statement of Additional Information (dated May 1, 2014)

This Supplement updates certain information in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Summary Prospectus, Prospectus, and Statement of Additional Information for LVIP BlackRock Equity Dividend RPM Fund (the “Fund”):

Effective October 1, 2014, Tony DeSpirito has been appointed co-portfolio manager of the Fund.

The following replaces similar text under “BlackRock Portfolio Managers” under the heading “Investment Adviser and Sub-Adviser” in the Fund’s summary prospectus and statutory prospectus:

BlackRock Portfolio Managers	Company Title	Experience w/Fund
Kathleen M. Anderson	Managing Director	Since September 2012
David J. Cassese	Director	Since September 2012
Tony DeSpirito	Managing Director	Since October 2014
Robert M. Shearer	Managing Director	Since September 2012

The following biographical information is added to the Fund’s statutory prospectus under “BlackRock Portfolio Managers”:

Tony DeSpirito, is a Managing Director and joined BlackRock Inc. in 2014. From 2009 to 2014 he was Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management. Mr. DeSpirito earned his bachelor’s degree, summa cum laude, from the Wharton School of Business of the University of Pennsylvania and his juris doctor’s degree, magna cum laude, from Harvard Law School.